THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

Petrol Oil and Gas, Inc.

Warrant for the Purchase of Shares of Common Stock,

par value $0.001 per Share

No. WC-[___]	[______] Shares

Issuance Date: September [__], 2004

        THIS CERTIFIES that, for value received, [______________________] (the "Holder"), is entitled to subscribe for and purchase from Petrol Oil and Gas, Inc, a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, _____ shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at a price of $1.50 per share (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. The number of Warrant Shares may be adjusted from time to time as hereinafter set forth.

        1. Exercise Period. This Warrant may be exercised at any time or from time to time during the period commencing on the Issuance Date and ending at 5:00 P.M. Central time on September ___, 2007 (the "Exercise Period").

        2. Procedure for Exercise; Effect of Exercise.

                (a) Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise (in the form attached to this Warrant) specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check.

                (b) Cashless Exercise. This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 2(b). This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise specifying the number of Warrant Shares to be applied to such exercise. The number of Warrant Shares to be delivered upon exercise of this Warrant pursuant to this Section 2(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

X =	Y(A-B) A

Where:

X = the number of shares of Common Stock to be issued to Holder under this Section 2(b);
Y = the number of Warrant Shares identified in the Notice of Exercise as being applied to the subject exercise;
A = the Current Market Price on such date; and
B = the Exercise Price

For purposes of this Section 2(b) and Section 6, the "Current Market Price" per share of Common Stock on any date shall mean the volume weighted average price of such security on the ten (10) consecutive trading days immediately preceding such date as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the volume weighted average price of such security on the ten (10) consecutive trading days immediately preceding such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the volume weighted average price of such security as of the ten (10) consecutive trading days immediately preceding such date furnished by a New York Stock Exchange member firm selected by the Company, or if such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, such price as is determined by the Board of Directors in good faith.

        The Company acknowledges and agrees that this Warrant was issued on the Issuance Date. Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 2(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

        Notwithstanding the foregoing, except in connection with a transaction described in the proviso in the first sentence of this Section 2(b), the Holder may conduct a cashless exercise pursuant to this Section 2(b) only after the first anniversary of the Issuance Date, and then only in the event that a registration statement covering the resale of the Warrant Shares is not then effective and available for use by the Holder at the time that the Holder wishes to conduct such cashless exercise.

                (c) Effect of Exercise. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within seven (7) business days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver within seven (7) business days a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

        3. Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

        4. Restrictions on Transfer. (a) The Holder, as of the date of issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder's counsel (as such opinion and such counsel are described in Section 4(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of Counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate, (iii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, or (iv) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act; provided, in each case, that such transferee agrees to be bound by the transfer restrictions set forth herein.

                (b) The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 4(a) hereof or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act, which opinion shall be reasonably satisfactory in form and substance to the Company. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

                (c) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS."

The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

        5. Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights.

        6. Adjustments. The number of shares of Common Stock issuable upon exercise of the Warrants shall be adjusted from time to time as follows:

                (a) (i) In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the number of shares issuable upon exercise of this Warrant shall be adjusted so that the Holder of a Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be.

                    (ii) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 6(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(a) shall be made to the nearest cent or nearest 1/100th of a share.

                    (iii) In the event that, at any time as a result of an adjustment made pursuant to Sections 6(a)(i) and 6(a)(ii) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a)(i) and 6(a)(ii) above, and the other provisions of this Section 6(a) with respect to the Common Stock shall apply on like terms to any such other shares.

                (b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange which does not result in the cashless exercise or cancellation of this Warrant pursuant to Section 2(b), pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction subject to adjustment as provided in Section 6(a) above following the date of consummation of such transaction. The Company shall not effect any such reclassification, consolidation, merger, sale, transfer, share exchange or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder upon its exercise of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                (c) If:

                    (i) the Company shall take any action which would require an adjustment pursuant to Section 6(a); or

                    (ii) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

                    (iii) there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                    (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder's address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6(c).

                (d) Whenever an adjustment is made as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of such adjustment to be mailed to each Holder.

                (e) In any case in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(g).

                (f) Upon each adjustment of the Exercise Price, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

                (g) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

                (h) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holder, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take any such action.

        7. Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        8. Loss or Mutilation of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

        9. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

        10. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Nevada applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

        11. Beneficial Ownership. The Company shall not effect the exercise of this Warrant by any Holder, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 10% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (a) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such person and its affiliates, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any debentures, convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 11, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder of this Warrant, the Company shall within two business days confirm orally and in writing to the Holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the Holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 10% limitation calculation.

Dated: September [__], 2004

PETROL OIL AND GAS, INC.

a Nevada corporation

By:

Paul Branagan,

President

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $[0.001] per share, of PETROL OIL AND GAS, INC. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

By:

      Signature

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To: Petrol Oil and Gas, Inc.

3161 E. Warm Springs Road, Suite 300

Las Vegas, NV 89120

Attention: Chief Executive Officer

NOTICE OF EXERCISE

The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

_______________________________________

_______________________________________

_______________________________________

(Print Name, Address and Social Security

or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:

By:

Print Name

Signature

Address: